Exhibit 10.2

University of Minnesota

FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (the “Amendment 1ST “) is entered into this 17th day of November, 2010 by and between Regents of the University of Minnesota, a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 1000 Westgate Drive, Suite 160, St. Paul, MN 55114 (the “UNIVERSITY”), and Miromatrix Medical Inc., a corporation under the laws of the state of Delaware, having a business address of 18683 Bearpath Trail, Eden Prairie, MN 55347 (the “COMPANY”).

BACKGROUND

UNIVERSITY and COMPANY entered into an Exclusive Patent License Agreement, dated and effective as of 04 February 2010, (the “EPLA”), under which the UNIVERSITY granted to COMPANY an exclusive license to UNIVERSITY’S rights in numerous patents, as described more fully in the EPLA.

The parties now wish to amend and clarify the Licensees’ rights and obligations under the EPLA.

NOW, THEREFORE, the parties agree as follows:

1.	The language in Section 9(v) of the EPLA beginning with “within the latter of one (1) year after the Effective Date of six months after hiring a vice president of product development” is struck and replaced with “on or before June 30, 2013”

2.	Capitalized terms not otherwise defined in this Amendment 1St have the meaning provided in the EPLA.

3.	All other terms and conditions of the EPLA shall remain unchanged and in full effect.

4.	This Amendment may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement shall be binding and enforceable for all purposes.

1

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Fourth Amendment to License Agreement.

Regents of the University of Minnesota		Miromatrix Medical Inc.

By:	/s/ Jay W. Schrankler	By:	/s/ Robert Cohen
	Jay W. Schrankler		Robert Cohen
	Executive Director		President & CEO
Office for Technology Commercialization

Date: 11/17/2010		Date: 11/20/2010

2

University of Minnesota

FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (the “Amendment 1st”) is entered into this ___ day of November, 2010 by and between Regents of the University of Minnesota, a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 1000 Westgate Drive, Suite 160, St. Paul, MN 55114 (the “UNIVERSITY”), and Miromatrix Medical Inc., a corporation under the laws of the state of Delaware, having a business address of 18683 Bearpath Trail, Eden Prairie, MN 55347 (the “COMPANY”).

BACKGROUND

UNIVERSITY and COMPANY entered into an Exclusive Patent License Agreement, dated and effective as of 04 February 2010, (the “EPLA”), under which the UNIVERSITY granted to COMPANY an exclusive license to UNIVERSITY’S rights in numerous patents, as described more fully in the EPLA.

The parties now wish to amend and clarify the Licensees’ rights and obligations under the EPLA.

NOW, THEREFORE, the parties agree as follows:

1.	The language in Section 9(v) of the EPLA beginning with “within the latter of one (1) year after the Effective Date of six months after hiring a vice president of product development” is struck and replaced with “on or before June 30, 2013”

2.	Capitalized terms not otherwise defined in this Amendment IS` have the meaning provided in the EPLA.

3.	All other terms and conditions of the EPLA shall remain unchanged and in full effect.

4.	This Amendment may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement shall be binding and enforceable for all purposes.

1

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Fourth Amendment to License Agreement.

Regents of the University of Minnesota		Miromatrix Medical Inc.

By:	/s/ Jay W. Schrankler	By:	/s/ Robert Cohen
	Jay W. Schrankler		Robert Cohen
	Executive Director		President & CEO
Office for Technology Commercialization

Date: 11/17/10		Date: 11/20/10

2